                                                                   EXHIBIT 10.bs


                 FOURTH MODIFICATION OF CREDIT AGREEMENT, NOTE,
                 GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS


         THIS FOURTH MODIFICATION OF CREDIT AGREEMENT, NOTE, GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS (this "Modification Agreement") is entered into effective as of June 30, 2002, by and between SBS TECHNOLOGIES, INC., a New Mexico corporation ("Borrower"), BANK OF AMERICA, N.A., formerly NationsBank, N.A., a national banking association ("Lender"), and the Subsidiaries of Borrower listed as Guarantors on the signature pages hereof (the "Guarantors").

                                    RECITALS:

         WHEREAS, Borrower and Lender (under its prior name, NationsBank, N.A.) have previously executed that certain Credit Agreement (as modified, amended and supplemented from time to time, the "Credit Agreement") dated as of December 1, 1998, pursuant to which Lender has made available to Borrower a revolving credit loan facility, which Credit Agreement has been amended by (i) that certain Note Modification Agreement dated as of November 30, 1999, (ii) Modification of Credit Agreement, Guaranty Agreements and Related Loan Documents dated as of January 31, 2000 (the "First Modification"), (iii) Second Modification of Credit Agreement, Guaranty Agreements and Related Loan Documents dated as of March 31, 2000 (the "Second Modification"), and (iv) Third Modification of Credit Agreement, Guaranty Agreements and Related Loan Documents dated as of March 31, 2001 (the "Third Modification") (any capitalized term used but not otherwise defined herein shall have the meaning set forth in the Credit Agreement); and

         WHEREAS, the indebtedness under the Credit Agreement is evidenced by that certain Second Amended and Restated Revolving Promissory Note (the "Second Restated Note") dated March 31, 2000, in the principal face amount of $30,000,000.00, executed by Borrower and payable to the order of Lender, which Second Restated Note amended and restated that certain Amended and Restated Revolving Promissory Note dated January 31, 2000, in the principal face amount of $25,000,000.00, which had amended and restated that certain Revolving Promissory Note dated December 1, 1998, in the principal face amount of $15,000,000.00, executed by Borrower and payable to the order of Lender; and

         WHEREAS, Lender, Borrower and the Guarantors have agreed to a reduction in the revolving credit facility from $30,000,000 to $20,000,000, and certain other modifications to the Credit Agreement, the Note, the Guaranty Agreements and the other Loan Documents, subject to and upon the terms and conditions hereof.



FOURTH MODIFICATION OF CREDIT AGREEMENT, NOTE,                            PAGE 1
GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS                          303397v5

                                   AGREEMENT:

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that for and in consideration of the terms, conditions and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, Borrower and the Guarantors agree as follows:

         1. Reduction in Available Commitment. From and after the effective date hereof, the maximum amount of the revolving credit facility under the Credit Agreement shall be reduced and decreased from $30,000,000.00, to $20,000,000.00. Accordingly, the definition of "Available Commitment" set forth in Section 1.1 of the Credit Agreement shall be amended to read in its entirety as follows:

                  "Available Commitment" means the maximum amount available to be advanced under the Credit Facility, being $15,000,000.00 as of the Closing Date through January 30, 2000; $25,000,000.00 as of January 31, 2000 through March 30, 2000; $30,000,000.00 as of March 31, 2000 through June 30, 2002; and $20,000,000.00 from and after June 30, 2002, subject to reduction as provided in Section 3.6(c)."

         2. Second Restated Note. Notwithstanding the principal face amount of the Second Restated Note, from and after the date hereof, the maximum principal available to be advanced thereunder shall be limited to $20,000,000.

         3. Guaranty Agreements. Each of the undersigned Guarantors expressly acknowledges and agrees to the reduction in the Available Commitment to $20,000,000, and agrees that its respective Guaranty Agreement, and all indebtedness and obligations and agreements thereunder, are and shall remain in full force and effect with respect to the reduced Available Commitment and all amounts that may at any time be outstanding thereunder. Each Guarantor expressly acknowledges and consents to the terms of this Modification Agreement and agrees that pursuant to its respective Guaranty Agreement, such Guarantor continues to guarantee the Second Restated Note and all of the Obligations under and as defined in the Credit Agreement, as modified, hereby, jointly and severally with all other Guarantors.

         4. Merger Transaction and Name Change. Borrower represents to Lender that SBS Technologies, Inc., Modular I/O, f/k/a SBS Greenspring Modular I/O, Inc. ("SBS Modular"), was merged into SBS Technologies, Inc., Connectivity Products, f/k/a SBS Bit 3 Operations, Inc. ("SBS Connectivity"), with SBS Connectivity being the surviving corporation, as evidenced by the Articles of Merger and Plan of Merger dated April 9, 2002, as filed with the Secretary of State of Minnesota and effective May 8, 2002 (the "Merger Documents"); and Lender acknowledges and consents to such merger. Accordingly, SBS Modular is no longer in existence as a separate corporation and is no longer a Guarantor; provided, however, that all assets of SBS Modular shall continue to be covered by and subject to the Security Agreement, and pledged as security for the Obligations pursuant thereto, as assets of SBS Connectivity as a result of such merger, and all obligations of SBS Modular under its Guaranty Agreement are now obligations of SBS Connectivity (n/k/a SBS Commercial as set forth in Paragraph 5 below).


FOURTH MODIFICATION OF CREDIT AGREEMENT, NOTE,                            PAGE 2
GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS                          303397v5

         5. Guarantor Names. Effective upon the filing of the Merger Documents, the name of SBS Connectivity as stated in the Credit Agreement has changed to SBS Technologies, Inc., Commercial Group. In addition, the name of SBS Technologies, Inc., Embedded Computers, f/k/a SBS Embedded Computers, Inc. ("Embedded Computers"), has changed to SBS Technologies, Inc., Government Group, as evidenced by the Articles of Amendment of such corporation filed with the New Mexico Public Regulation Commission on June 4, 2002. Accordingly, the following definitions are hereby added to Section 1.1 of the Credit Agreement in alphabetical order:

                  "Commercial Group" means SBS Technologies, Inc., Commercial Group, f/k/a SBS Technologies, Inc., Connectivity Products, f/k/a SBS Bit 3 Operations, Inc., a Minnesota corporation, and which corporation is the successor by merger of SBS Technologies, Inc., Modular I/O, formerly SBS GreenSpring Modular I/O; and all references in the Credit Agreement, the Guaranty Agreements and other Loan Documents to the corporate names of any such corporations, in their capacities as a Guarantor or otherwise, shall from and after the date hereof be deemed to refer to such newly named successor corporation.

                  "Government Group" means SBS Technologies Inc., Government Group, f/k/a SBS Technologies, Inc., Embedded Computers, f/k/a SBS Embedded Computers, Inc., a New Mexico corporation; and all references in the Credit Agreement, the Guaranty Agreements and other Loan Documents to the corporate name of such corporation in its capacity as a Guarantor or otherwise, shall from and after the date hereof be deemed to refer to such corporation under its new name.

         6. Changes and Additions to Negative Covenants. Various covenants, and related definitions, under Article VI of the Credit Agreement entitled "Negative Covenants", shall be amended as follows:

         (a) Permitted Acquisitions. The amount available under the revolving credit facility that may be used for Permitted Acquisitions shall be reduced from $10,000,000 to $5,000,000. In connection therewith, the definition of "Permitted Acquisition" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Permitted Acquisition" means (a) an Acquisition in which (i) the Acquisition Consideration therefor is less than $5,000,000, (ii) after giving effect to such Acquisition, the aggregate Acquisition Consideration for all Acquisitions during the Credit Period, together with the aggregate Minority Investment Consideration for all Minority Investments made during the Credit Period, is less than $5,000,000,
         (iii) as of the Acquisition Date for such Acquisition the aggregate amount outstanding under the Credit Facility is less than $5,000,000, and (iv) all of the requirements set forth in Section 6.7 have been satisfied with respect to such Acquisition, or (b) an Acquisition for which the requirements of Section 6.7 have been satisfied (unless waived by Lender) and that has been specifically approved in writing by Lender prior to the Acquisition Date therefor.


FOURTH MODIFICATION OF CREDIT AGREEMENT, NOTE,                            PAGE 3
GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS                          303397v5

         (b) Senior Funded Debt To EBITDA Ratio. The manner in which the Senior Funded Debt to EBITDA Ratio is calculated shall be changed for the balance of the Credit Period. In connection therewith, Section 6.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 6.8. Senior Funded Debt To EBITDA Ratio. Borrower shall not permit the Senior Funded Debt To EBITDA Ratio to be more than
         1.25 to 1.00, as determined in the following manner:

                           (a) For the fiscal quarter of Borrower ending March
                  31, 2002, the Senior Funded Debt To EBITDA Ratio shall be determined on the last day of such fiscal quarter of Borrower for the immediately preceding four (4) consecutive fiscal quarters of Borrower, with such ratio being calculated without deduction from EBITDA for the non-recurring charge in the approximate amount of $13,428,000 taken by Borrower during the quarter ending December 31, 2001; and

                           (b) Beginning with the fiscal quarter of Borrower
                  ending June 30, 2002, and for the balance of the Credit Period, the Senior Funded Debt To EBITDA Ratio shall be determined on the last day of each successive fiscal quarter of Borrower on an annualized basis by multiplying EBITDA for the most recent two fiscal quarters by two (2), with such ratio being calculated without deduction for the non-recurring charge (for severances) in the approximate amount of $2,700,000 taken by Borrower during the quarter ending June 30, 2002.

         (c) Cash Flow Coverage Ratio. Section 6.9 of the Credit Agreement, providing for a Fixed Charge Coverage Ratio, is hereby waived and shall not apply for the balance of the Credit Period, and a cash flow coverage ratio shall be implemented in its stead. In connection therewith, Section 6.9 of the Credit Agreement is amended to read as follows for the quarters ending June 30, September 30 and December 31 of 2002, after which the Fixed Charge Covenant Ratio shall again apply as set forth in the Credit Agreement without regard to this Modification Agreement:

                  SECTION 6.9. Cash Flow Coverage Ratio. For the fiscal quarters of Borrower ending June 30, September 30 and December 31, 2002, Borrower shall not permit the Cash Flow Coverage Ratio to be less than
         1.50 to 1.00, as determined on the last day of each such fiscal quarter of Borrower.

For purposes of this interim covenant in Section 6.9 of the Credit Agreement, the following definition of "Cash Flow Coverage Ratio" shall be added in alphabetical order to Section 1.1 of the Credit Agreement:

                  "Cash Flow Coverage Ratio" means, for any date of determination, the ratio of (a) the sum of (i) EBITDA plus (ii) Operating Lease Expense, to (b) the sum of (i) Interest Expense plus
         (ii) Operating Lease Expense, with EBITDA being calculated on an annualized basis by multiplying EBITDA for the immediately preceding two (2) fiscal



FOURTH MODIFICATION OF CREDIT AGREEMENT, NOTE,                            PAGE 4
GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS                          303397v5
         quarters of Borrower by two (2), and with Operating Lease Expense and Interest Expense being calculated for the immediately preceding four
         (4) fiscal quarters of Borrower.

The calculation of EBITDA provided in Sections 6(b) and 6(c) above shall control over any inconsistency in the definition of EBITDA in the Credit Agreement for the applicable periods.

         (d) Tangible Net Worth. Borrower and Lender have agreed to modify Tangible Net Worth and the manner in which it is calculated. In connection therewith, Section 6.10 of the Credit Agreement is hereby amended in its entirety from and after the effective date hereof to read as follows:

                  "SECTION 6.10. Tangible Net Worth. Borrower shall not permit Tangible Net Worth at any time to be less than the sum of (a) Seventy-Eight Million and No/100 Dollars ($78,000,000.00), plus (b) seventy-five percent (75%) of the cumulative consolidated net income of Borrower for each calendar quarter commencing on April 1, 2002, through the quarter ending immediately prior to, or on, the date as of which compliance with this covenant is being measured, plus (c) seventy-five percent (75%) of the amount of any proceeds (less reasonable and customary transaction costs) received by Borrower from the issuance of any additional shares of stock or other equity instruments."

         (e) Minimum Liquidity. Borrower and Lender have agreed to add a covenant providing requirements for Minimum Liquidity of Borrower. Accordingly,
Section 6.16 is hereby added to the Credit Agreement to read as follows:

                  "SECTION 6.16. Minimum Liquidity. Borrower shall not, at any time, permit its aggregate unencumbered and unrestricted Liquid Assets to be less than $10,000,000. "Liquid Assets" means, as of any date, the aggregate amount of Borrower's (a) cash and obligations issued or guaranteed by the United States of America, (b) obligations issued or guaranteed by any person controlled or supervised by and acting as an agency or instrumentality of the United States of America pursuant to authority granted by the Congress of the United States, (c) certificates of deposit issued, or banker's acceptances drawn on and accepted by, or money market accounts or time deposits in, commercial banks which are members of the Federal Deposit Insurance Corporation and which have a combined capital, surplus and undistributed profits of at least $50,000,000, (d) repurchase agreements with any such commercial bank, or with broker-dealers or other institutions, that are secured by obligations issued or guaranteed by the United States of America or an agency or instrumentality thereof, (e) other money market instruments and mutual funds, substantially all of the assets of which are invested in any or all of the investments described in clauses (a) through (d) above, and (f) commercial paper rated P-1 by Moody's Investors Service, Inc. or A11 by Standard & Poor's Corporation on the date of acquisition (the value of which shall be determined in accordance with generally accepted accounting principles)."


FOURTH MODIFICATION OF CREDIT AGREEMENT, NOTE,                            PAGE 5
GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS                          303397v5

         7. Modification Fee. In consideration of the modification of the Credit Facility and the Credit Agreement as set forth herein, Borrower shall pay to Lender a facility fee in the amount of Twenty Thousand and No/100 Dollars ($20,000.00).

         8. Definition of Documents. All references to the Credit Agreement therein and in the other Loan Documents shall mean the Credit Agreement as amended hereby. The definition of "Loan Documents", as defined in and as used in the Credit Agreement, each Guaranty Agreement and all other Loan Documents, shall be, and is hereby, modified to include this Modification Agreement and any and all documents executed in connection herewith.

         9. Conditions Precedent to this Modification Agreement. As conditions precedent to this Modification Agreement and the agreements herein and modifications to the Credit Agreement pursuant hereto, except with respect to
Section 9(d) below, which shall be a condition subsequent, all of the following shall have been satisfied:

         (a) Borrower and the Guarantors shall have executed and delivered to Lender this Modification Agreement;

         (b) Borrower shall have delivered, or cause to be delivered, to Lender all corporate resolutions, consents, certificates or documents as Lender may request relating to the corporate authority for the execution, enforceability and validity of this Modification Agreement, together with all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and content satisfactory to Lender;

         (c) Borrower shall have delivered, or cause to be delivered, to Lender final, and if applicable, fixed and/or certified copies of any and all applicable certificates or documents as Lender may request that may be issued by the Minnesota Secretary of State evidencing (i) the receipt, filing and effectiveness of the Merger Documents and (ii) the change in name of SBS Connectivity to SBS Technologies, Inc., Commercial Group; and

         (d) Within 60 days after the date of this Modification Agreement, Borrower shall have delivered, or cause to be delivered, to Lender final, and if applicable, fixed and/or certified copies of any and all applicable certificates or documents as Lender may request that may be issued by the California Secretary of State evidencing (i) the termination of corporate existence of SBS Modular in California and (ii) the qualification, authority and good standing of Commercial Group to transact business within the State of California; and

         (e) Borrower shall have delivered, or cause to be delivered, to Lender any and all applicable certificates or documents as Lender may request that may be issued by the New Mexico Public Regulation Commission evidencing the change in name of Embedded Computers to SBS Technologies, Inc., Government Group; and

         (f) Borrower shall have paid to Lender the $20,000.00 modification fee and any other fees as agreed in connection with this Modification Agreement; and

         (g) No Default or Event of Default shall exist.


FOURTH MODIFICATION OF CREDIT AGREEMENT, NOTE,                            PAGE 6
GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS                          303397v5

         10. Reaffirmation of Obligations. Borrower and the Guarantors acknowledge and agree that they are well and truly indebted to Lender pursuant to the Credit Agreement, the respective Guaranty Agreements, the Second Restated Note and the other Loan Documents, as modified hereby. Except as expressly modified hereby, all terms, provisions, representations, warranties, covenants and agreements of Borrower and each Guarantor contained in the Credit Agreement, each Guaranty Agreement, and the other Loan Documents shall remain unchanged and are hereby ratified and confirmed by Borrower and the Guarantors, and all such agreements shall be and shall remain in full force and effect, enforceable in accordance with their terms.

         11. No Implied Waivers. None of the amendments or modifications provided for herein shall be deemed a consent to or waiver of any breach of the same or any other covenant, condition or duty. Borrower and the Guarantors acknowledge and understand that Lender has no obligation to further amend or modify the Credit Agreement, the Note, the Second Restated Note or any of the other Loan Documents, or any of the terms, provisions or covenants thereof, and that Lender has made no representations regarding any such amendments or modifications. No failure or delay on the part of Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Modification Agreement, the Credit Agreement, the Guaranty Agreements, or any other Loan Document shall operate as a waiver thereof or of the exercise of any other right, power or privilege.

         12. Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) the execution, delivery, and performance by the Borrower and the Guarantors of this Modification Agreement and compliance with the terms and provisions hereof (i) have been duly authorized by all requisite action on the part of each such Person and (ii) do not, and will not violate or conflict with, or result in a breach of, or require any consent under (A) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (B) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Tribunal or arbitrator, or (C) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject; (b) the signatories below have been duly authorized by all necessary corporate action to make and enter into this Modification Agreement as the duly authorized action and deed of Borrower and each of the Guarantors; (c) the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof; and (d) upon execution and effectiveness hereof, no Default or Event of Default has occurred and is continuing.

         13. Ratification. Except as otherwise expressly modified by this Modification Agreement, all terms and provisions of the Credit Agreement, the Second Restated Note, the Guaranty Agreements and the other Loan Documents shall remain unchanged and are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

         14. Further Assurances. Borrower shall execute and deliver to Lender such other documents as may be necessary or as may be required, in the opinion of Lender and/or counsel to Lender to effect the transactions contemplated hereby and to create and evidence the rights and remedies of the Lender under the Loan Documents.


FOURTH MODIFICATION OF CREDIT AGREEMENT, NOTE,                            PAGE 7
GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS                          303397v5

         15. Inconsistent Provisions. This Modification Agreement shall control in the case of any inconsistency between the terms and provisions hereof and those contained in the other Loan Documents.

         16. Binding Agreement. This Modification Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective legal representatives, successors and assigns.

         17. GOVERNING LAW. THIS MODIFICATION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW MEXICO, EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW APPLIES.

         18. Counterparts; Telecopies. This Modification Agreement may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, and all of which, collectively, shall constitute one agreement. In addition, due execution of this Modification Agreement by any party may be evidenced by a telecopy reflecting such party's signature. Any party to this Modification Agreement shall be entitled to receive upon request, from any other party that has previously forwarded an executed counterpart of any such document by telecopy, a duplicate of such document bearing such other party's ink original signature.

         19. Entire Agreement. This Modification Agreement, the Credit Agreement, the Third Restated Note and the Guaranty Agreements, together with the other Loan Documents, contain the entire agreement between the parties relating to the subject matter hereof and thereof.

         THIS MODIFICATION AGREEMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


FOURTH MODIFICATION OF CREDIT AGREEMENT, NOTE,                            PAGE 8
GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS                          303397v5

         IN WITNESS WHEREOF, this Modification Agreement is executed effective as of the date first above written.

                            BORROWER:

                            SBS TECHNOLOGIES, INC., a New Mexico corporation


                            /s/  James E. Dixon, Jr.
                            ----------------------------------------------------
                            Vice President, Finance and Administration



                            LENDER:

                            BANK OF AMERICA, N.A.,
                             a national banking association


                            By: /s/ Norman Butler
                              --------------------------------------------------
                            Name: Norman Butler
                                  ----------------------------------------------
                            Title: Senior Vice President
                                   ---------------------------------------------



                            GUARANTORS:

                            SBS TECHNOLOGIES, INC., COMMERCIAL GROUP, f/k/a SBS Technologies, Inc., Connectivity Products, f/k/a SBS Bit 3 Operations, Inc., a Minnesota corporation and successor by merger to SBS Technologies, Inc., Modular I/O, a California corporation


                            /s/ James E. Dixon, Jr.
                            ----------------------------------------------------
                                Treasurer


FOURTH MODIFICATION OF CREDIT AGREEMENT, NOTE,                            PAGE 9
GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS                          303397v5

                            SBS TECHNOLOGIES, INC., GOVERNMENT GROUP, f/k/a SBS Technologies, Inc., Embedded Computers, f/k/a SBS Embedded Computers, Inc., a New Mexico corporation


                            /s/ James E. Dixon, Jr.
                            ----------------------------------------------------
                                Treasurer


                            SBS TECHNOLOGIES INC., INDUSTRIAL COMPUTERS, f/k/a SBS Micro Alliance, Inc.


                            /s/ James E. Dixon, Jr.
                            ----------------------------------------------------
                                Treasurer


                            SBS TECHNOLOGIES INC., COMMUNICATIONS PRODUCTS, f/k/a VI Computer


                            /s/ James E. Dixon, Jr.
                            ----------------------------------------------------
                                Treasurer


                            SDL COMMUNICATIONS, INC.


                            /s/ James E. Dixon, Jr.
                            ----------------------------------------------------
                                Treasurer



FOURTH MODIFICATION OF CREDIT AGREEMENT, NOTE,                           PAGE 10
GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS                          303397v5